SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 4, 2003

                        CIT Home Equity Loan Trust 2003-1
             (Exact Name of Registrant as Specified in its Charter)

                                       N/A
                 (State or other jurisdiction of incorporation)

           333-64529-02                                 Not Applicable
     (Commission File Number)                 (IRS Employer Identification No.)

c/o The CIT Group Securitization Corporation III
1 CIT Drive
Livingston, New Jersey                                             07039-5703
(Address of principal executive offices and zip code)              (Zip Code)

Registrants' telephone number, including area code: (973) 535-3512

                                       N/A
          (Former name or former address, if changed since last report)


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Item 5. Other Events

      On March 25, 2003, The CIT Group Securitization Corporation III (the "Depositor") sold $294,000,000 aggregate principal amount of Class A-1 one-month LIBOR plus 0.09% Home Equity Loan Asset Backed Certificates, $213,000,000 aggregate principal amount of Class A-2 2.35% Home Equity Loan Asset Backed Certificates, $58,000,000 aggregate principal amount of Class A-3 2.79% Home Equity Loan Asset Backed Certificates, $114,000,000 aggregate principal amount of Class A-4 3.93% Home Equity Loan Asset Backed Certificates, $33,050,000 aggregate principal amount of Class A-5 4.98% Home Equity Loan Asset Backed Certificates, $94,000,000 aggregate principal amount of Class A-6 4.06% Home Equity Loan Asset Backed Certificates, Class A-IO 5.00% Home Equity Loan Asset Backed Certificates having an initial notional amount of $200,000,000, $54,050,000 aggregate principal amount of Class M-1 4.67% Home Equity Loan Asset Backed Certificates, $42,300,000 aggregate principal amount of Class M-2 5.06% Home Equity Loan Asset Backed Certificates and $37,600,000 aggregate principal amount of Class B 5.50% Home Equity Loan Asset Backed Certificates (collectively, the "Certificates"). The Certificates were issued pursuant to a pooling and servicing agreement annexed hereto as Exhibit 4.1 (the "Pooling and Servicing Agreement"), dated as of March 1, 2003, among the Depositor, The CIT Group/Consumer Finance, Inc., as seller and master servicer, CFHE Funding Company LLC, as conduit seller and The Bank of New York, as trustee. The Certificates were offered for sale to the public pursuant to a prospectus supplement dated March 3, 2003 to a prospectus dated January 3, 2003 (together, the "Prospectus"). The Certificates represent obligations of CIT Home Equity Loan Trust 2003-1 (the "Trust").

      The property of the Trust primarily consists of a pool of fixed rate, first or second lien mortgage loans secured by primarily one- to four-family residential properties (the "Mortgage Loans") and certain other property described in the Prospectus.

      The Mortgage Loans were acquired by the Depositor from The CIT Group/Consumer Finance, Inc. as seller and CFHE Funding Company LLC as conduit seller and sold by the Depositor to the Trust pursuant to the Pooling and Servicing Agreement.

      Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

Item 7. Financial Statements: Pro Forma Financial Information and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

      The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

Exhibit No.                   Description
-----------                   -----------

4.1                           Pooling and Servicing Agreement


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CIT HOME EQUITY LOAN TRUST 2003-1

                                    By: The CIT Group/Consumer Finance, Inc., as
                                        Master Servicer

                                    By: /s/ Barbara Callahan
                                        ----------------------
                                        Name: Barbara Callahan
                                        Title: Vice President

Dated: April 4, 2003